SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) March 13, 2001
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                         STANLEY FURNITURE COMPANY, INC.
             (Exact name of registrant as specified in its charter)


   Delaware                        0-14938                       54-1272589
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(State or other                  (Commission                   (IRS Employer
jurisdiction of                  File Number)                Identification No.)
 incorporation)


1641 Fairystone Park Highway, Stanleytown, Virginia                    24168
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     (Address of principal executive offices)                        (Zip Code)


      Registrant's telephone number, including area code: (540) 627-2000
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         (Former name or former address, if changed since last report.)

ITEM 5.  OTHER EVENTS

         On March 13, 2001, the Registrant issued a press release commenting on the outlook for the first quarter and full year 2001. The press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

                  The following exhibits are filed as a part of this report.

99.1     Press release dated March 13, 2001.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           STANLEY FURNITURE COMPANY, INC.

    March 14, 2001                          By: /s/Albert L. Prillaman
   ----------------                         ------------------------------
       Date                                  Albert L. Prillaman
                                             President, Chief Executive Officer,
                                              and Chairman of the Board